REPURCHASE AGREEMENTS (Details Textual) (USD $)	Sep. 30, 2013		Dec. 31, 2012
Repurchase agreements	$ 377,044,000	[1]	$ 63,423,000	[2]
Repurchase Agreements Weighted Average Interest Rate	0.56%		0.59%
Non Agency Linked Transactions [Member]
Repurchase agreements	$ 42,548,000		$ 13,989,000

[1]	At September 31, 2013, the Company had repurchase agreements of $42,548,000 that were linked to Non-Agency RMBS purchases and were accounted for as Linked Transactions, and as such, the linked repurchase agreements are not included in the above table. (See Note 3)
[2]	At December 31, 2012, the Company had repurchase agreements of $13,989,000 that were linked to Non-Agency RMBS purchases and were accounted for as Linked Transactions, and as such, the linked repurchase agreements are not included in the above table. (See Note 3)